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                                                                  Exhibit 10.1

                 CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

                            1992 STOCK OPTION PLAN

                      (as amended through February 1998)

1.       Purpose.

         The purposes of this 1992 Stock Option Plan (the "Plan") are to induce certain individuals to remain in the employ or service of Chromatics International, Inc. (the "Company") and its present and future subsidiary corporations (each a "Subsidiary"), as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to attract new individuals to enter into such employment and service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company and aid in securing its continued growth and financial success. Options granted hereunder are intended to be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code) or (b) options which are not incentive stock options ("non-incentive stock options") or (c) a combination thereof, as determined by the Committee (the "Committee") referred to in Section 4(A) hereof at the time of the grant thereof.


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2.       Stock Subject to Plan.

         Three million of the authorized but unissued shares of the Common Stock are available for issuance upon the exercise of Options granted under the Plan; provided, however, that such number of shares may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issuance upon the exercise of Options, and the number of shares issued upon the exercise of Options granted under the Plan shall be determined without giving effect to the use by a Participant of the right set forth in Section 8(C) hereof to deliver shares of the Common Stock in payment of all or a portion of the option price with respect to an Option and the use by a Participant of the right set forth in Section 12(C) hereof to cause the Company to withhold from the shares of the Common Stock otherwise issuable to him upon the exercise of an Option shares of the Common Stock in payment of all or a portion of his withholding obligation arising from such exercise. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purpose of the Plan.


3.       Administration.

         (A) The Plan shall be administered by a Committee which shall consist of two or more members of the Board, both or all of whom shall be "disinterested persons" within the meaning of Rule

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16b-3(c)(2)(i) promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") if the Company shall then have a class of its securities registered under Section 12 of the Exchange Act. The Chief Executive Officer of the Company shall also be a member of the Committee, ex-officio, whether or not he is otherwise eligible to be a member of the Committee. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

         (B) Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to

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be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee's determination on the matters referred to in this Section 4(B) shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

         (C) If a Committee shall not be established as set forth in Section 4(A) hereof, the Board shall perform the duties and functions ascribed in this Plan to the Committee.

4.       Eligibility.

         An Option may be granted only to (1) employees of the Company or a Subsidiary, (2) independent contractors hired by the Company or a Subsidiary to provide, on a regular basis for compensation, consulting services for the Company or a Subsidiary and (3) employees of a corporation which has been acquired by the Company or a Subsidiary, whether by way of exchange or purchase

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of stock, purchase of assets, merger or reverse merger, or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume.

5.       Option Prices.

         (A) Except as otherwise provided in Section 16 hereof, the initial per share option price of any Option which is an incentive stock option shall not be less than the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant.

         (B) Except as otherwise provided in Section 16 hereof, the initial per share option price of any Option which is a non-incentive stock option shall not be less than 85% of the fair market value of a share of the Common Stock on the date of grant.

         (C) For all purposes of this Plan, the fair market value of a share of the Common Stock on any date shall be equal to the closing sale price of a share of the Common Stock on the primary securities exchange on which the shares of the Common Stock are traded on such date or, if there is no sale of the Common Stock on such date, the average of the bid and asked prices on such exchange at the close of trading on such date or, if the shares

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of the Common Stock are not listed on a securities exchange on such date, the average of the bid and asked prices in the over-the-counter market or, if the shares are not traded on a securities exchange or the over-the-counter market, the fair market value of a share of the Common Stock on such date as shall be determined in good faith by the Committee.

6.       Option Term.

         Participants shall be granted Options for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that, except as otherwise provided in Section 16 hereof, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof.

7.       Limitation on Amount of Incentive Stock Options Granted.

         Except as otherwise provided in Section 16 hereof, the aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

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8.       Exercise of Options.

         (A) Except as otherwise provided in Section 16 hereof and except as otherwise determined by the Committee at the time of the grant thereof, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him and ending on the day next preceding the second anniversary of such date, exercise such Option with respect to up to one-third of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day next preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to up to two-thirds of the shares granted thereby, and (iii) during the period commencing on such third anniversary, exercise such Option with respect to all of the shares granted thereby.

         (B) Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

         (C) An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Common

Stock and payment to the Company of the amount of the option price for the number of shares of the Common Stock so specified; provided, however, that all or any portion of such payment may be made in kind by the delivery of shares of the Common Stock having a fair market value on the date of delivery

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(as determined in the manner set forth in Section 5(C) hereof) equal to the portion of the option price so paid; provided, further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act if the Company then has a class of securities registered under Section 12 of the Exchange Act, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise.

         (D) The Committee may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

9.       Transferability.

         No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him may be exercised only by him.

10.      Termination of Service.

         (A) In the event a Participant voluntarily leaves the employ or service of the Company and the Subsidiaries prior to his 65th birthday, other than by reason of his death or "disability" (as such term is defined in Section 22(e)(3) of the

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Code), or if a Participant's employment is terminated for "cause" (as determined by the Board of Directors or, if the Participant is party to an employment agreement with the Company, as such term is defined in said employment agreement), each Option theretofore granted to him shall, to the extent not theretofore exercised, terminate forthwith.

         (B) In the event a Participant's employment or service with the

Company and the Subsidiaries terminates by reason of his death, each Option theretofore granted to him shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of a period of one year after the date of such Participant's death and (ii) the date specified in such Option.

         (C) In the event a Participant leaves the employ or service of the Company and the Subsidiaries after his 65th birthday or by reason of his disability or if his employment is terminated without "cause", each Option theretofore granted to him shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of the period of three months after the date of such retirement or disability and (ii) the date specified in such Option.

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11.      Adjustment of Number of Shares.

         (A) In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock available for issuance in accordance with the provisions of the Plan but not yet covered by an Option shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation, whether or not the Company is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to any Option and for each share of the Common Stock available for issuance in accordance with the provisions of the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged.

         (B) In the event that there shall be any change, other than as specified in Section 11(A) hereof, in the number or kind of outstanding shares of the Common Stock, or of any stock or other

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securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares available for issuance in accordance with the provisions of the Plan but not yet covered by an Option, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into or issued in accordance with the provisions of the Plan.

         (C) In the case of any substitution or adjustment in accordance with the provisions of this Section 11, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 11.

         (D) No adjustment or substitution provided for in this Section 11 shall require the Company to sell a fractional share under any stock option agreement or certificate.

         (E) In the event of the dissolution or liquidation of the Company, the Board, in its discretion, may accelerate the exercisability of the Option and terminate the same within a

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reasonable time thereafter.

12.      Purchase for Investment, Withholding and Waivers.

         (A) Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, such Participant shall, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he is acquiring such shares for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

         (B) In the event of the death of a Participant, an additional condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

         (C) In the case of each non-incentive stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to withholding as the Committee shall determine; provided, however, that such Participant may direct the Company to satisfy all or a portion of such withholding obligation by withholding from the shares of the Common Stock issuable to him on such exercise shares of the Common Stock having a fair market value equal to the portion of the withholding obligation so satisfied.

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13.      Declining Market Price.

         In the event the fair market value of the Common Stock declines below the option price set forth in any Option, the Committee may, at any time, adjust, reduce, cancel and re-grant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Common Stock; provided, however, that none of the foregoing actions may be without the prior approval of the Board.

14.      No Stockholder Status; No Restrictions on Corporate Acts; No
         Employment Right.

         (A) Neither any Participant nor his legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price therefor, a share issued upon exercise of an Option shall be fully paid and non-assessable.

         (B) Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation

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of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

         (C) Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ or service of the Company or such Subsidiary.


15.      Termination and Amendment of the Plan.

         The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not, without further approval of the holders of the shares of the Common Stock, increase the number of shares of the Common Stock as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 11 hereof), or change the class of persons eligible to participate in the Plan, or change the manner of determining the option prices, or extend the period during which an Option may be granted or exercised. Except as otherwise provided in Section 16 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

         The Plan shall terminate on January 1, 2002 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its

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termination.  Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

16.      Options Granted in Connection With Acquisitions.

         In the event that the Committee determines that, in connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company (such corporation being hereafter referred to as an "Acquired Subsidiary"), Options may be granted hereunder to employees and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary, such Options may be granted at such option prices, may be exercisable immediately or at any time or times either in whole or in part, and may contain such other provisions not inconsistent with the Plan, or the requirements set forth in Section 15 hereof that certain amendments to the Plan be approved by the stockholders of the Company, as the Committee, in its discretion, shall deem appropriate at the time of the granting of such Options.

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